                                                                    Exhibit 99.1

                 QUEST DIAGNOSTICS INCORPORATED AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands, except per share data)
                                   (unaudited)


                                                                                                     Nine Months
                                                                Three Months Ended                      Ended
                                                     ------------------------------------------      ----------
                                                      March 31,       June 30,      September 30,    September 30,
                                                        2003            2003            2003            2003
                                                     ----------      ----------      ----------      ----------
Net revenues ...................................     $1,092,797      $1,219,935      $1,221,221      $3,533,953
                                                     ----------      ----------      ----------      ----------

Operating costs and expenses:
Cost of services ...............................        648,097         703,124         711,180       2,062,401
Selling, general and administrative ............        279,199         296,062         292,413         867,674
Amortization of intangible assets ..............          2,023           2,068           2,055           6,146
Other operating (income) expense, net ..........            223              10          (1,950)         (1,717)
                                                     ----------      ----------      ----------      ----------
   Total operating costs and expenses ..........        929,542       1,001,264       1,003,698       2,934,504
                                                     ----------      ----------      ----------      ----------

Operating income ...............................        163,255         218,671         217,523         599,449

Other income (expense):
Interest expense, net ..........................        (13,909)        (16,866)        (14,472)        (45,247)
Minority share of income .......................         (3,803)         (4,415)         (4,607)        (12,825)
Equity earnings in unconsolidated joint ventures          4,056           4,554           4,371          12,981
Other income (expense), net ....................           (805)          1,461             (62)            594
                                                     ----------      ----------      ----------      ----------
   Total non-operating expenses, net............        (14,461)        (15,266)        (14,770)        (44,497)
                                                     ----------      ----------      ----------      ----------

Income before taxes ............................        148,794         203,405         202,753         554,952
Income tax expense .............................         60,758          82,993          82,729         226,480
                                                     ----------      ----------      ----------      ----------
Net income .....................................     $   88,036      $  120,412      $  120,024      $  328,472
                                                     ==========      ==========      ==========      ==========

===============================================================================================================

Basic earnings per common share:
Net income .....................................     $     0.88      $     1.15      $     1.15      $     3.18


Weighted average common shares
     outstanding - basic .......................        100,037         105,049         104,787         103,291

===============================================================================================================

Diluted earnings per common share:
Net income .....................................     $     0.86      $     1.12      $     1.12      $     3.10

Weighted average common shares
   outstanding - diluted .......................        102,455         107,677         107,278         105,804


                 QUEST DIAGNOSTICS INCORPORATED AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands, except per share data)
                                   (unaudited)


                                                              Three  Months Ended                             Year Ended
                                            -----------------------------------------------------------       ----------
                                            March 31,       June  30,      September 30,    December 31,     December 31,
                                              2002            2002             2002            2002              2002
                                            --------       ----------       ----------       ----------       ----------

Net revenues ..........................     $946,762       $1,068,810       $1,058,714       $1,033,765       $4,108,051
                                            --------       ----------       ----------       ----------       ----------

Operating costs and expenses:
Cost of services ......................      557,738          630,258          625,075          619,317        2,432,388
Selling, general and administrative ...      258,403          276,821          272,587          267,030        1,074,841
Amortization of intangible assets .....        2,155            2,065            2,023            2,130            8,373
Other operating (income) expense, net .        2,329             (502)           1,074           (2,594)             307
                                            --------       ----------       ----------       ----------       ----------
  Total operating costs and expenses ..      820,625          908,642          900,759          885,883        3,515,909
                                            --------       ----------       ----------       ----------       ----------

Operating income ......................      126,137          160,168          157,955          147,882          592,142

Other income (expense):
Interest expense, net .................      (12,675)         (14,916)         (13,388)         (12,694)         (53,673)
Minority share of income ..............       (3,882)          (3,938)          (3,661)          (3,393)         (14,874)
Equity earnings in unconsolidated joint
  ventures ............................        3,602            4,326            3,834            4,952           16,714
Other income (expense), net ...........         (659)             832            1,405              490            2,068
                                            --------       ----------       ----------       ----------       ----------
  Total non-operating expenses, net....      (13,614)         (13,696)         (11,810)         (10,645)         (49,765)
                                            --------       ----------       ----------       ----------       ----------

Income before taxes ...................      112,523          146,472          146,145          137,237          542,377
Income tax expense ....................       45,834           59,321           59,528           55,540          220,223
                                            --------       ----------       ----------       ----------       ----------
Net income ............................     $ 66,689       $   87,151       $   86,617       $   81,697       $  322,154
                                            ========       ==========       ==========       ==========       ==========

========================================================================================================================

Basic earnings per common share:
Net income ............................        $0.70       $     0.90       $     0.89       $     0.84       $    $3.34

Weighted average common shares
  outstanding - basic .................       95,422           96,393           96,900           97,155           96,467

========================================================================================================================

Diluted earnings per common share:
Net income ............................     $   0.67       $     0.87       $     0.87       $     0.82       $     3.23

Weighted average common shares
  outstanding - diluted ...............       99,307          100,297           99,712           99,843           99,790
